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                                                                      Exhibit 24
                               PENTON MEDIA, INC.

                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY


         The undersigned officer and/or director of Penton Media, Inc., a Delaware corporation (the "Registrant"), does hereby make, constitute and appoint each of Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act, of shares of common stock of the Registrant issuable in connection with the 1998 Equity and Performance Incentive Plan (As Amended and Restated Effective as of March 15, 2001), (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 23rd day of April, 2002.

    Signature                                        Title
    ---------                                        -----

      /s/ Thomas L. Kemp                  Chief Executive Officer and Director
    ----------------------------          (Principal Executive Officer)
            Thomas L. Kemp

      /s/ Joseph NeCastro                 Chief Financial Officer
    ----------------------------          (Principal Financial Officer)
            Joseph NeCastro

      /s/ Paul W. Brown                   Director
    ----------------------------
            Paul W. Brown

      /s/ Daniel C. Budde                 Director
    ----------------------------
            Daniel C. Budde

      /s/ Peni A. Garber                  Director
    ----------------------------
            Peni A. Garber

      /s/ King Harris                     Director
    ----------------------------
            King Harris



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       /s/ John J. Meehan                 Director
    ----------------------------
            John J. Meehan

      /s/ David B. Nussbaum               Director
    ----------------------------
            David B. Nussbaum

      /s/ Daniel J. Ramella               Director
    ----------------------------
            Daniel J. Ramella

      /s/ Edward J. Schwartz              Director
    ----------------------------
            Edward J. Schwartz

      /s/ Hannah C. Stone                 Director
    ----------------------------
            Hannah C. Stone

      /s/ William B. Summers              Director
    ----------------------------
            William B. Summers

      /s/ Richard B. Swank                Director
    ----------------------------
            Richard B. Swank